FINANCIAL INVESTORS TRUST

Emerald Finance and Banking Innovation Fund

(the “Fund”)

Supplement dated May 29, 2026 to the
Prospectus and Statement of Additional Information (“SAI”),

each dated August 28, 2025, as supplemented

The shareholder meeting previously disclosed to shareholders has been adjourned and will reconvene on July 2, 2026 at the principal executive offices of Financial Investors Trust, located at 1290 Broadway, Suite 1000, Denver, CO 80203, at 10:00 a.m., Mountain Time. At that meeting, shareholders of the Fund as of July 11, 2025 will be asked to consider and vote on an Agreement and Plan of Reorganization with respect to the reorganization of the Fund into the Emerald Banking & Finance Evolution Fund, a series of a new trust.

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Please retain this supplement with your Prospectus and
Statement of Additional Information.